                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  ESL PARTNERS, L.P.

Item                          Information

Name:                         ESL Partners, L.P.

Address:                      1170 Kane Concourse, Suite 200, Bay Harbor
Islands,
                              FL 33154

Designated Filer:             Edward S. Lampert

Date of Event Requiring       January 8, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or     AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting     10% Owner
Person(s) to Issuer:

If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:

Signature:                    By:     RBS Partners, L.P.
                              Its:    General Partner

                              By:     ESL Investments, Inc.
                              Its:    General Partner

                              By:     /s/ Edward S. Lampert
                                      -----------------------
                              Name:   Edward S. Lampert
                              Title:  Chief Executive Officer
                              Date:   January 12, 2021

2.  RBS PARTNERS, L.P.

Item                          Information

Name:                         RBS Partners, L.P.

Address:                      1170 Kane Concourse, Suite 200, Bay Harbor
Islands,
                              FL 33154

Designated Filer:             Edward S. Lampert

Date of Event Requiring       January 8, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or     AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting     10% Owner
Person(s) to Issuer:

If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:

Signature:                    By:     ESL Investments, Inc.
                              Its:    General Partner

                              By:     /s/ Edward S. Lampert
                                      -----------------------
                              Name:   Edward S. Lampert
                              Title:  Chief Executive Officer
                              Date:   January 12, 2021

3.  ESL INVESTMENTS, INC.

Item                          Information

Name:                         ESL Investments, Inc.

Address:                      1170 Kane Concourse, Suite 200, Bay Harbor
Islands,
                              FL 33154

Designated Filer:             Edward S. Lampert

Date of Event Requiring       January 8, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or     AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting     10% Owner
Person(s) to Issuer:

If Amendment, Date Original   Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group     Form filed by More than One Reporting Person
Filing:

Signature:                    By:     /s/ Edward S. Lampert
                                      ------------------------
                              Name:   Edward S. Lampert
                              Title:  Chief Executive Officer
                              Date:   January 12, 2021